SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   May 20, 1996

                             HOME HOLDINGS INC.
     (Exact name of registrant as specified in its charter)

       Delaware                 0-19347                 13-3584978
     (State or other          (Commission             (IRS Employer
      jurisdiction of          File Number)           Identification No.)
      incorporation)

       59 Maiden Lane, New York, New York                  10038-4548
     (Address of principal executive offices)               (Zip Code)

                             (212) 530-6600
            Registrant's telephone number, including area code:


     (Former name or former address, if changed since last report)



     ITEM 5.  OTHER EVENTS.

               On May 20, 1996, the Board of Directors of Home Hold-ings Inc. named John C. Vlahoplus President and Chief Executive Officer of the Company, replacing Jan Bruneheim of Trygg-Hansa AB, who resigned April 15, 1996. Mr. Vlahoplus is Vice President of Zurich Centre Resource Limited and previously was an attorney with Sullivan & Cromwell.

                              SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly suthorized.

                                 HOME HOLDINGS INC.

     Date:  June 12, 1996        By: /s/ Richard H. Hershman
                                     Name: Richard H. Hershman
                                     Title: Treasurer (Principal
                                            Financial and Accounting
                                            Officer through the
                                            Services Agreement with
                                            Risk Enterprise Management Limited)